Q1 2022 Earnings Call Presentation May 11, 2022 Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 31, 2022 with the Securities and Exchange Commission (“SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the items used to determine our non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based.

• Business Highlights (Scott Sewell, President and CEO) – Business Update and Events – Q1 2022 Financial Highlights – Year-To-Date New Awards • Financial Overview (Roger Shannon, CFO and Treasurer) – First Quarter 2022 Financial Review ▪ Revenue, Gross Profit, Net Loss Attributable to Charah Solutions, Inc. and Adjusted EBITDA ▪ Cash Flow and Adjusted Free Cash Flow – Balance Sheet and Financing Update • Conclusion (Scott Sewell) • Appendix – Non-GAAP Reconciliations Agenda

Business Highlights

▪ $87.7 million in new business awards year-to-date in 2022 ▪ Awarded two new environmental risk transfer (ERT) projects in April 2022 with GenOn Energy ▪ Avon Lake (Ohio) ▪ Cheswick (Pennsylvania) ▪ Work continues to progress on the Gibbons Creek ERT project ▪ Strong scrap material sales during Q1 2022 ▪ Land sales from the project expected to be complete over the next several quarters ▪ Continue to expect positive business impacts from EPA coal ash regulations and Bipartisan Infrastructure Law ▪ Currently have approximately $3.2 billion of pending proposals and have identified $8 billion of opportunities across our businesses ▪ Released 2nd Annual ESG Report in April 2022 – met substantially all 2021 ESG goals Business Update First Quarter 2022

▪ Revenues increased $13.9 million as compared to Q1 2021 – Primarily due to: ▪ An increase in remediation and compliance services revenue from new projects; and ▪ An increase in raw material sales of $5.5 million from an increase in shipments. ▪ Gross profit decreased $9.4 million as compared to Q1 2021 – Primarily due to several factors, including: ▪ supply chain and logistics issues affected the expected ramp of two long-term beneficial use projects; and ▪ significant weather challenges that delayed the completion of three projects during the quarter, resulting in cost overruns; ▪ Net loss attributable to Charah Solutions, Inc. decreased $10.8 million as compared to Q1 2021 – Primarily due to: ▪ The previously mentioned decrease in gross profit; and ▪ A $5.6 million gain on a sales-type lease that benefited 2021 but did not recur in 2022. ▪ Partially offset by increased gain on ARO settlement at our Gibbons Creek ERT project ▪ Adjusted EBITDA1 decreased $9.2 million as compared to Q1 2021 Q1 2022 Financial Highlights 1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

232 106 430 715 840 88 2017 2018 2019 2020 2021 YTD 2022 0 250 500 750 ▪ YTD 2022 new awards of $88M ▪ Expect that pace of 2022 awards will accelerate once potential impacts from EPA regulations announced in January 2022, as well as the Bipartisan Infrastructure Law, are better understood by customers Strong Year-to-Date Awards Total Awards ($ Millions) 66%306% YOY % Change -54% 17% Pending bids of more than $3.2 billion; potential bid opportunities of $8 billion

2022 Financial Overview

1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP financial measure First Quarter Financial Review Q1 2022 vs. Q1 2021 18.3%0.5%10.7%(5.7%) Margin Comparison ($ in millions) Margin Comparison Adjusted EBITDA1 Revenue $66.1 $52.1 Q1 2022 Q1 2021 Gross Profit $(3.8) $5.6 Q1 2022 Q1 2021 $(12.0) $(1.3) Q1 2022 Q1 2021 Net Loss Attributable to Charah Solutions, Inc. $0.4 $9.5 Q1 2022 Q1 2021 • Revenue increased by $13.9 million • Gross Profit decreased by $9.4 million • Net loss attributable to Charah Solutions, Inc. increased $10.8 million • Adjusted EBITDA1 and Adjusted EBITDA margin1 decreased $9.2 million and 17.8%, respectively

First Quarter Financial Review Cash Flow Update Cash flow from operations (pre-changes in W/C) $ (10.1) Change in W/C (13.8) Operating cash flow $ (23.9) Net proceeds from the sales of real estate, property and equipment $ 3.1 Capex Maintenance and growth (1.3) Land improvements (0.8) Adjusted free cash flow1 $ (22.9) ($ in millions) 1. Adjusted free cash flow is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted free cash flow to the most directly comparable GAAP measure Projecting Full Year Adjusted Free Cash Flow of $5 million - $15 million. Negative cash flow driven by less AR Collections in the quarter coupled with the net loss for the quarter and higher vendor payments.

▪ Liquidity of $25.4M: • Unrestricted Cash: $11.2M • Availability under ABL: $14.2M ▪ Gross and net leverage ratios of 5.7x and 5.3x, respectively 1. Represents continuing operations only. Adjusted EBITDA is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure. 2. Net Debt, Gross Leverage and Net Leverage are non-GAAP measures. Net Debt is calculated as Total Debt less unrestricted cash. Gross Leverage and Net Leverage are calculated as Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA, respectively. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. ($ in millions) As of 3/31/2022 As of 12/31/2021 Cash and Restricted Cash $ 33 $ 59 Less: Restricted Cash (22) (35) Unrestricted Cash $ 11 $ 24 Senior Notes, Net of Issuance Costs 124 123 Equipment Financing, Capital Leases and Other 51 45 Total Debt $ 175 $ 168 Net Debt(2) $ 164 $ 144 LTM Adj. EBITDA(1) $ 31 $ 40 Gross Leverage(2) 5.7x 4.1x Net Leverage(2) 5.3x 3.5x Debt & Leverage

2022 Guidance ($ in millions) 2022 Guidance Revenue $325 - $365 Net loss attributable to Charah Solutions, Inc. $8 - $12 Adjusted EBITDA1 $35 - $40 Adjusted Free cash flow1 $5 - $15 ($ in millions) ▪ Reiterating the guidance ranges given on our fourth quarter call ▪ Impacts of our first-quarter results and current expectations put our projections for adjusted EBITDA1 on the lower end, but still within the following guided range: 1. The forward-looking measures of 2022 Adjusted EBITDA and 2022 Adjusted free cash flow are non-GAAP financial measures that cannot be reconciled to net income attributable to Charah Solutions, Inc. and cash flows from operating activities, respectively, as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures.

APPENDIX

Non-GAAP Reconciliation Adjusted EBITDA and Adjusted EBITDA Margin 1. Represents expenses associated with the Amendment to the Credit Facility, non-recurring legal costs and expenses and other miscellaneous items. 2. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability. Three Months Ended March 31, 2022 2021 (in thousands) Net loss attributable to Charah Solutions, Inc. $ (12,040) $ (1,287) Interest expense, net 4,573 3,235 Income tax expense 78 157 Depreciation and amortization 6,571 6,146 Equity-based compensation 791 298 Impairment expense 380 — Transaction-related expenses and other items(1) 7 971 Adjusted EBITDA $ 360 $ 9,520 Adjusted EBITDA margin(2) 0.5% 18.3 % We define Adjusted EBITDA as net loss attributable to Charah Solutions, Inc. before income from discontinued operations, net of tax, interest expense, net, loss on extinguishment of debt, income taxes, depreciation and amortization, equity-based compensation, impairment expense (including inventory reserves), gain on change in contingent payment liability and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance compared to our peers, without regard to our financing methods or capital structure. The following table presents a reconciliation of Adjusted EBITDA to net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, along with our Adjusted EBITDA margin.

1. Represents expenses associated with the Amendment to the Credit Facility, non-recurring legal costs and expenses and other miscellaneous items. Non-GAAP Reconciliation Adjusted EBITDA for the Twelve and Three Months Ended March 31, 2022 Three Months Ended March 31, 2022 Twelve Months Ended December 31, 2021 Three Months Ended March 31, 2021 Twelve Months Ended March 31, 2022 (in thousands) Net loss attributable to Charah Solutions, Inc. $ (12,040) $ (5,814) $ (1,287) $ (16,567) Interest expense, net 4,573 15,227 3,235 16,565 Loss on extinguishment of debt — 638 — 638 Impairment expense 380 827 — 1,207 Income tax expense (benefit) 78 661 157 582 Depreciation and amortization 6,571 24,612 6,146 25,037 Equity-based compensation 791 2,702 298 3,195 Transaction-related expenses and other items(1) 7 1,219 971 255 Adjusted EBITDA $ 360 $ 40,072 $ 9,520 $ 30,912

Non-GAAP Reconciliation Adjusted Net Loss and Adjusted Loss Per Basic/Diluted Share 1. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items. Negative amounts represent settlement recoveries related to these matters. 2. Represents the effective tax rate of 0.7% and 14.9% for the three months ended March 31, 2022 and 2021, respectively, multiplied by adjusted loss before income taxes attributable to common stockholders. 3. As a result of the loss per share for the three months ended March 31, 2022 and 2021, the inclusion of all potentially dilutive shares would be anti-dilutive. Therefore, dilutive shares of 13,114 and 8,292 were excluded from the computation of the weighted-average shares for diluted net loss per share for the three months ended March 31, 2022 and 2021, respectively. Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share are non-GAAP financial measures. We define Adjusted net loss attributable to common stockholders as net loss attributable to common stockholders less, on a post-tax basis, income from discontinued operations, net of tax plus, on a post-tax basis, loss on extinguishment of debt, impairment expense (including inventory reserves) and transaction-related expenses and other items. Adjusted loss per basic/diluted share is based on Adjusted net loss attributable to common stockholders. The following represents a reconciliation of net loss attributable to common stockholders, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share. Three Months Ended March 31, 2022 2021 Net loss attributable to common stockholders $ (14,279) $ (3,501) Income tax expense 78 157 Impairment expense 380 — Transaction-related expenses and other items(1) 7 971 Adjusted loss before income taxes attributable to common stockholders $ (13,814) $ (2,373) Adjusted income tax expense(2) 90 353 Adjusted net loss attributable to common stockholders $ (13,904) $ (2,726) Weighted-average shares outstanding used in loss per common share(3) Basic 33,408 30,113 Diluted 33,408 30,113 Adjusted loss per basic share $ (0.42) $ (0.09) Adjusted loss per diluted share $ (0.42) $ (0.09)

Non-GAAP Reconciliation Adjusted Free Cash Flow We define Adjusted free cash flow as cash flows from operating activities, cash and restricted cash received from ERT transactions and proceeds from the sales of real estate, property and equipment, less cash used for capital expenditures. We include cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment and exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider Adjusted free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure. The following represents a reconciliation of net cash (used in) provided by operating activities, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted free cash flow. The presentation of Adjusted free cash flow is not meant to be considered in isolation or as an alternative to net cash provided by (used in) operating activities as a measure of liquidity. Three Months Ended March 31, 2022 2021 Net cash (used in) provided by operating activities $ (23,912) $ 14,066 Cash and restricted cash received from ERT transaction — 34,900 Net proceeds from the sales of real estate, property and equipment 3,095 446 Capital expenditures: Maintenance and growth (1,284) (1,386) Land improvements (842) (148) Total capital expenditures (2,126) (1,534) Adjusted free cash flow $ (22,943) $ 47,878